UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 10, 2015

Commission file number 001-32511
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IHS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	13‑3769440 (I.R.S. Employer Identification Number)

15 Inverness Way East
Englewood, CO 80112
(Address of principal executive offices)
(303) 790‑0600
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 10, 2015, the Human Resources Committee (the “HR Committee”) of the Board of Directors of IHS Inc. (the "Company" or "IHS" or "we" or "us" or "our") approved the following compensation plan for Mr. Jerre Stead, our chairman and chief executive officer, in recognition of the value he brings to IHS: (1) effective as of June 1, 2015, an annual base salary of $960,000, which Mr. Stead has chosen to reduce by $214,572 annually, representing the amount he will receive through non-qualified pension benefits under the Company’s Supplemental Income Plan (the “SIP”), as approved by the HR Committee, resulting in an annual salary exclusive of such SIP benefits of $745,428, (2) effective as of June 1, 2015, an annual target incentive bonus equal to 100% of his total base salary of $960,000 inclusive of the SIP benefits described above, and (3) effective as of July 1, 2015, an equity award of 30,000 performance-based restricted stock units for the performance period endi ng November 30, 2016, as described in our February 25, 2015 proxy statement, which will vest in January 2017. Mr. Stead does not have an employment agreement.

Cautionary Note Regarding Forward-Looking Statements
This filing contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “aim,” “strive,” “believe,” “project,” “predict,” "estimate," "expect," “continue,” "strategy," "future," "likely," "may," “might,” "should," "will," the negative of these terms and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to net income, net income per share, and expected operating results, such as revenue growth and earnings.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates; our ability to manage system failures, capacity constraints, and cyber risks; our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries; our ability to develop new platforms to deliver our products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors' services; our ability to successfully identify and integrate acquisitions into our existing businesses and manage risks associated therewith; our ability to satisfy our debt obligations and our other ongoing business obligations; and the other factors described under the caption “Risk Factors” in our most recent annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission.
Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Please consult our public filings at www.sec.gov or www.ihs.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IHS INC.

Date: June 12, 2015	By:	/s/ Stephen Green
Stephen Green
Executive Vice President, Legal and
Corporate Secretary